Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	Goldman Sachs Multi-Asset Real Return Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC;
Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Regions Bank;
UBS Securities LLC
Name of Issuer:	CyrusOne Inc
Title of Security:	CYRUSONE INC
Date of First Offering:	04/01/2015
Dollar Amount Purchased:	7,407
Number of Shares or Par Value of Bonds Purchased:	238
Price Per Unit:	31.12
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
 Barclays Capital Inc.; Deutsche Bank Securities Inc.
Name of Issuer:	MALLINCKRODT FIN/SB
Title of Security:	MALLINCKRODT INTERNATIO 4.875% 15 APR 2020-17 144A
Date of First Offering:	04/08/2015
Dollar Amount Purchased:	2,750,000
Number of Shares or Par Value of Bonds Purchased:	2,750,000
Price Per Unit:	100.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BMO Capital Markets Corp.; CIBC World Markets Inc.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Evercore Group, L.L.C.; J.P. Morgan Securities LLC;
Rosenblatt Securities Inc.; Sandler, ONeill & Partners, L.P.;
UBS Securities LLC
Name of Issuer:	Virtu Financial Inc
Title of Security:	VIRTU FINANCIAL, INC.
Date of First Offering:	04/16/2015
Dollar Amount Purchased:	687,230
Number of Shares or Par Value of Bonds Purchased:	36,170
Price Per Unit:	19.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Multi-Asset Real Return Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
 Barclays Capital Inc.; BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC;
 Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC;
 Ladenburg Thalmann & Co. Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Oppenheimer & Co. Inc.; PNC Capital Markets LLC;
RBC Capital Markets, LLC; Scotia Capital (USA) Inc.;
SunTrust Robinson Humphrey, Inc.; USCA Securities LLC;
 Wells Fargo Securities, LLC
Name of Issuer:	EQT GP Holdings LP
Title of Security:	EQT GP HOLDINGS LP
Date of First Offering:	05/12/2015
Dollar Amount Purchased:	8,721
Number of Shares or Par Value of Bonds Purchased:	323
Price Per Unit:	27.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; CastleOak Securities, L.P.;
Credit Suisse Securities (USA) LLC; Drexel Hamilton, LLC;
HSBC Securities (USA) Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.;
Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC;
Natixis Securities Americas LLC; Samuel A. Ramirez & Company, Inc.;
 Scotia Capital (USA) Inc.; Siebert, Brandford, Shank & Co., L.L.C.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.;
The Williams Capital Group, L.P.
Name of Issuer:	PRUDENTIAL FINANCIAL INC
Title of Security:	PRUDENTIAL FINANCIAL, INC. 5.375% 15 MAY 2045-25
Date of First Offering:	05/13/2015
Dollar Amount Purchased:	2,575,000
Number of Shares or Par Value of Bonds Purchased:	2,575,000
Price Per Unit:	100.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
 Barclays Capital Inc.; KeyBanc Capital Markets Inc.;
Morgan Stanley & Co. LLC; RBC Capital Markets, LLC
Name of Issuer:	CNO Financial Group Inc
Title of Security:	CNO FINANCIAL GROUP INC 4.5% 30 MAY 2020
Date of First Offering:	05/14/2015
Dollar Amount Purchased:	500,000
Number of Shares or Par Value of Bonds Purchased:	500,000
Price Per Unit:	100.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
 Barclays Capital Inc.; KeyBanc Capital Markets Inc.;
Morgan Stanley & Co. LLC; RBC Capital Markets, LLC
Name of Issuer:	CNO Financial Group Inc
Title of Security:	CNO FINANCIAL GROUP INC 5.25% 30 MAY 2025-25
Date of First Offering:	05/14/2015
Dollar Amount Purchased:	450,000
Number of Shares or Par Value of Bonds Purchased:	450,000
Price Per Unit:	100.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.;
J.P. Morgan Securities LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Morgan Stanley & Co. LLC;
RBC Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.;
UBS Securities LLC
Name of Issuer:	TALEN ENERGY SUPPLY LLC
Title of Security:	TALEN ENERGY SUPPLY, LLC 6.5% 01 JUN 2025-20 144A
Date of First Offering:	05/14/2015
Dollar Amount Purchased:	3,000,000
Number of Shares or Par Value of Bonds Purchased:	3,000,000
Price Per Unit:	100.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Credit Suisse Securities (USA) LLC;
 Fifth Third Securities, Inc.; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ
Securities (USA), Inc.; Morgan Stanley & Co. LLC;
Nomura Securities International, Inc.; Rabo Securities USA, Inc.;
RBC Capital Markets, LLC; Scotia Capital (USA) Inc.;
TD Securities USA LLC; Wells Fargo Securities, LLC
Name of Issuer:	1011778 BC / NEW RED FIN
Title of Security:	1011778 B.C. UNLIMITED 4.625% 15 JAN 2022-17 144A
Date of First Offering:	05/14/2015
Dollar Amount Purchased:	4,350,000
Number of Shares or Par Value of Bonds Purchased:	4,350,000
Price Per Unit:	100.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Tactical Tilt Implementation Fund
Name of Underwriter or Dealer Purchased From:	RBC Capital Markets, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BBVA Securities Inc.; BMO Capital Markets Corp.;
 Capital One Securities, Inc.; CIBC World Markets Inc.;
 Citigroup Global Markets Inc.; Credit Suisse
Securities (USA) LLC; Deutsche Bank Securities Inc.;
 ING Financial Markets LLC; J.P. Morgan Securities LLC;
 Mitsubishi UFJ Securities (USA), Inc.; Mizuho
Securities USA Inc.; Morgan Stanley & Co. LLC;
Nomura Securities International, Inc.; RBC Capital
Markets, LLC; RBS Securities Inc.; Scotia Capital (USA) Inc.;
 SG Americas Securities, LLC; SMBC Nikko Securities Inc.;
SunTrust Robinson Humphrey, Inc.; TD Securities USA LLC; UBS Securities LLC
Name of Issuer:	EP ENER/EVEREST ACQ FIN
Title of Security:	EP ENERGY LLC 6.375% 15 JUN 2023-18 144A
Date of First Offering:	05/19/2015
Dollar Amount Purchased:	3,450,000
Number of Shares or Par Value of Bonds Purchased:	3,450,000
Price Per Unit:	100.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Tactical Tilt Implementation Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.;
 BNP Paribas Securities Corp.; Capital One Securities, Inc.;
 Citigroup Global Markets Inc.; J.P. Morgan Securities LLC;
 Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan
Stanley & Co. LLC; Natixis Securities Americas LLC;
PNC Capital Markets LLC; RBC Capital Markets, LLC;
SMBC Nikko Securities Inc.; SunTrust Robinson
Humphrey, Inc.; U.S. Bancorp Investments, Inc.;
UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	MARKWEST ENERGY PART/FIN
Title of Security:	MARKWEST ENERGY PARTNERS LP 4.875% 01 JUN 2025-25
Date of First Offering:	05/28/2015
Dollar Amount Purchased:	2,079,546
Number of Shares or Par Value of Bonds Purchased:	2,100,000
Price Per Unit:	99.03
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
 RBC Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.
Name of Issuer:	TENET HEALTHCARE CORP
Title of Security:	TENET HEALTHCARE CORPORATI FRN 15 JUN 2020-16 144A
Date of First Offering:	06/02/2015
Dollar Amount Purchased:	5,074,500
Number of Shares or Par Value of Bonds Purchased:	5,100,000
Price Per Unit:	99.50
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNY Mellon Capital Markets, LLC;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC;
 Fifth Third Securities, Inc.; J.P. Morgan Securities LLC;
Mizuho Securities USA Inc.; PNC Capital Markets LLC;
 RBC Capital Markets, LLC; Scotia Capital (USA) Inc.;
Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:	REYNOLDS AMERICAN INC
Title of Security:	REYNOLDS AMERICAN INC. 5.85% 15 AUG 2045-45
Date of First Offering:	06/09/2015
Dollar Amount Purchased:	3,630,874
Number of Shares or Par Value of Bonds Purchased:	3,650,000
Price Per Unit:	99.48
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.;
Fifth Third Securities, Inc.; HSBC Securities (USA) Inc.;
 J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.;
 Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.;
Morgan Stanley & Co. LLC; RBS Securities Inc.;
Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.;
 TD Securities USA LLC; Wells Fargo Securities, LLC
Name of Issuer:	HOLOGIC INC
Title of Security:	HOLOGIC, INC. 5.25% 15 JUL 2022-18 144A
Date of First Offering:	06/18/2015
Dollar Amount Purchased:	1,100,000
Number of Shares or Par Value of Bonds Purchased:	1,100,000
Price Per Unit:	100.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BNP Paribas Securities Corp.; Citigroup Global Markets Inc.;
 Credit Agricole Securities (USA) Inc.;
Credit Suisse Securities (USA) LLC;
Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.;
 Intesa SanPaolo SpA; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.;
Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC;
PNC Capital Markets LLC; Rabo Securities USA, Inc.;
RBC Capital Markets, LLC; Santander Investment Securities Inc.;
 SMBC Nikko Securities Inc.; Standard Chartered Bank;
Wells Fargo Securities, LLC
Name of Issuer:	KRAFT HEINZ FOODS CO
Title of Security:	KRAFT HEINZ FOODS COMPANY 5% 15 JUL 2035-35 144A
Date of First Offering:	06/23/2015
Dollar Amount Purchased:	1,386,686
Number of Shares or Par Value of Bonds Purchased:	1,400,000
Price Per Unit:	99.05
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BNP Paribas Securities Corp.; Citigroup Global Markets Inc.;
 Credit Agricole Securities (USA) Inc.;
Credit Suisse Securities (USA) LLC;
Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.;
 Intesa SanPaolo SpA; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.;
Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC;
 PNC Capital Markets LLC; Rabo Securities USA, Inc.;
RBC Capital Markets, LLC; Santander Investment
 Securities Inc.; SMBC Nikko Securities Inc.;
Standard Chartered Bank; Wells Fargo Securities, LLC
Name of Issuer:	KRAFT HEINZ FOODS CO
Title of Security:	KRAFT HEINZ FOODS COMPANY 5.2% 15 JUL 2045 144A
Date of First Offering:	06/23/2015
Dollar Amount Purchased:	2,091,726
Number of Shares or Par Value of Bonds Purchased:	2,100,000
Price Per Unit:	99.61
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Deutsche Bank
Securities Inc.; J.P. Morgan Securities LLC;
KeyBanc Capital Markets Inc.; Morgan Stanley & Co. LLC;
 PNC Capital Markets LLC; Raymond James &
Associates, Inc.; RBC Capital Markets, LLC;
Stifel, Nicolaus & Company, Inc.; SunTrust
Robinson Humphrey, Inc.; TD Securities USA LLC
Name of Issuer:	CYRUSONE LP/CYRUSONE FIN
Title of Security:	CYRUSONE LP 6.375% 15 NOV 2022-17 144A
Date of First Offering:	06/24/2015
Dollar Amount Purchased:	2,935,500
Number of Shares or Par Value of Bonds Purchased:	2,850,000
Price Per Unit:	103.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Tactical Tilt Implementation Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BBVA Securities Inc.;
Citigroup Global Markets Inc.; Credit Suisse
Securities (USA) LLC; J.P. Morgan Securities LLC;
Morgan Stanley & Co. LLC; Natixis Securities
Americas LLC; PNC Capital Markets LLC;
RBC Capital Markets, LLC; UBS Securities LLC;
Wells Fargo Securities, LLC
Name of Issuer:	SUNOCO LP/FINANCE CORP
Title of Security:	SUNOCO LP 5.5% 01 AUG 2020-17 144A
Date of First Offering:	07/15/2015
Dollar Amount Purchased:	1,850,000
Number of Shares or Par Value of Bonds Purchased:	1,850,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BNY Mellon Capital Markets, LLC; Citigroup Global
 Markets Inc.; Credit Suisse Securities (USA) LLC;
 Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC;
U.S. Bancorp Investments, Inc.;
UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	UNITEDHEALTH GROUP INC
Title of Security:	UNITEDHEALTH GROUP INCORPORATED 4.75% 15 JUL 2045
Date of First Offering:	07/20/2015
Dollar Amount Purchased:	2,365,239
Number of Shares or Par Value of Bonds Purchased:	2,375,000
Price Per Unit:	99.59
Resolution Approved:  	Approved at the December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Banca IMI Securities Corporation;
 Citigroup Global Markets Inc.; J.P. Morgan Securities LLC;
 Morgan Stanley & Co. LLC
Name of Issuer:	INTESA SANPAOLO SPA
Title of Security:	INTESA SANPAOLO SPA 7.7% 17 SEP 2049-25 144A
Date of First Offering:	09/10/2015
Dollar Amount Purchased:	3,350,000
Number of Shares or Par Value of Bonds Purchased:	3,350,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC;
 Merrill Lynch, Pierce, Fenner & Smith, Inc.;
 Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; UBS Securities LLC
Name of Issuer:	FRONTIER COMMUNICATIONS
Title of Security:	FRONTIER COMMUNICATIONS 8.875% 15 SEP 2020-20 144A
Date of First Offering:	09/11/2015
Dollar Amount Purchased:	4,250,000
Number of Shares or Par Value of Bonds Purchased:	4,250,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the December 17, 2015 Board Meeting.

	Resolution adopted via written consent by the Board of Trustees on October 3, 2015.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. to the Trustees, except as described at the August 12-13, 2015 meeting, all purchases made during the calendar quarter ended June 30, 2015 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance
Trust on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

	Resolution adopted at the Meeting of the Board of Trustees on December 17, 2015.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. to the
Trustees, except as described at the meeting, all purchases made during the calendar quarter ended
September 30, 2015 by the Goldman Sachs Trust and
Goldman Sachs Variable Insurance Trust on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.